UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant   ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

HIGHLANDS BANKSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒            No fee required.

☐            Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

HIGHLANDS BANKSHARES, INC.
340 West Main Street
Abingdon, Virginia  24210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 17, 2016

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Highlands Bankshares, Inc. (the “Corporation”) will be held at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia on May 17, 2016 at 7:00 p.m., for the following purposes:

(1)	To elect eight directors for a term of one year or until their respective successors are elected and qualify;
(2)	To ratify the appointment of Brown, Edwards & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2016;
(3)	Advisory approval of the Corporation’s executive compensation (“Say on Pay”);
(4)	To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on March 15, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Robert M. Little, Jr.
Secretary
Abingdon, Virginia
April 1, 2016

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING.  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN.  EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED.  IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.  ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 17, 2016

The proxy statement and the Corporation’s 2015 annual report on Form 10-K are available at http://www.edocumentview.com/hbka

HIGHLANDS BANKSHARES, INC.

________________

PROXY STATEMENT
___________________

ANNUAL MEETING OF SHAREHOLDERS
May 17, 2016

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, $0.625 par value per share (“Common Stock”), of Highlands Bankshares, Inc. (the “Corporation”), in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders to be held on May 17, 2016 at 7:00 p.m. at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia 24210 and any adjournment thereof (the “Annual Meeting”).

The principal executive offices of the Corporation are located at 340 West Main Street, Abingdon, Virginia 24210.  The approximate date on which this Proxy Statement, the accompanying proxy card and the Annual Report to Shareholders (which is not part of the Corporation’s soliciting materials) are being mailed to the Corporation’s shareholders is April 1, 2016.

Voting and Revocability of Proxy

The proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained thereon.  If no instructions are given, each proxy received will be voted “for” the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Corporation (Robert M. Little, Jr., Secretary, Highlands Bankshares, Inc., 340 West Main Street, P.O. Box 1128, Abingdon, Virginia  24212-1128); (ii)  submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person.  If your shares are held in “Street Name” by your bank or broker, please follow the instructions enclosed with this proxy statement. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

A shareholder may abstain or (only with respect to the election of the directors) withhold his or her vote (collectively, “abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Corporation of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter. A broker is prohibited from voting on the election of directors and Say on Pay proposals without instructions from the beneficial owner; therefore, there may be broker non-votes on Proposal One and Three. A broker may vote on the ratification of the independent public accountants; therefore, no broker non-votes are expected to exist in connection with Proposal Two. Abstentions and broker non-votes will not count as votes cast and will have no effect on the voting on these matters at the Annual Meeting.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

Persons Making the Solicitations

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies in person or by telephone.

Voting Securities

Only shareholders of record at the close of business on March 15, 2016 (the “Record Date”) will be entitled to vote at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented by person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. On the Record Date, there were 8,112,562 shares of Common Stock of the Corporation issued and outstanding and 1,450 holders of record.  Each share of Common Stock is entitled to one vote at the Annual Meeting. The Corporation had no other class of voting securities outstanding at the Record Date. On the record date, the Corporation had outstanding 2,092,287 of the Corporations Series A Convertible Perpetual Preferred Stock (the “Series A Preferred Stock”). The shares of Series A Preferred Stock do not have a right to vote on the matters to be voted on at the Annual Meeting.

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 17, 2016.
Vote by Internet
• Go to www.investorvote.com/hbka.
• Or scan the QR code with your smartphone.
• Follow the steps outlined on the secure website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a        touch tone telephone.
• Follow the instructions provided by the recorded message.

In the election of Directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. A majority of the votes cast by the holders of our common stock is required for the ratification of Brown, Edwards & Company, LLP as our independent registered public accounting firm and approval of Say on Pay. Votes withheld, abstentions and broker non-votes will not be considered a vote for, or a vote against, the relevant item and will have no effect on the outcome of any of the matters at the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Nominees

Eight Directors are to be elected at the Annual Meeting to serve until the next Annual Meeting, and until the election and qualification of their respective successors.

The following narratives set forth the names, ages and business experience of nominees for election to the Board of Directors as well as the year that each was first elected to the Board of Directors of the Corporation or previously to the Board of Directors of Highlands Union Bank (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Corporation. Unless otherwise indicated, the business experience shown for each nominee has extended five or more years. In addition, the narratives include the experience, qualifications, attributes or skills that led the Board of Directors to conclude that each person should serve as a director for the Corporation.

E. Craig Kendrick             Age 64     First elected to the Board in 2000
Mr. Kendrick has been a member of the Board of Directors of Highlands Union Bank and Highlands Bankshares, Inc. since 2000.  He was born in Washington County, Virginia and has lived in the Meadowview, Virginia area for his entire life.  He is a graduate of Emory & Henry College where he received a B.A. degree. Mr. Kendrick also graduated from Mercer University Walter F. George School of Law with a J.D. degree. Mr. Kendrick has been engaged in the general practice of law continuously since 1984.

Mr. Kendrick currently serves on the Audit Committee and Loan Committee of the Board of Directors. In recommending Mr. Kendrick for re-election to the Board of Directors the Nominating Committee considered his legal experience as well as his experience in running his own business and his strong ties to the southwest Virginia community.

Clydes B. Kiser             Age 78     First elected to the Board in 1995
Mr. Kiser has been a member of the Board of Directors of Highlands Union Bank since 1988 and Highlands Bankshares, Inc. since its inception in 1995.  He was born in Russell County, Virginia and has lived in the Abingdon area for 62 years.  He is a graduate of Emory & Henry College. After serving in the U.S. Army Mr. Kiser co-founded Kiser Furniture Co., Inc. and was appointed President. He later became Secretary / Treasurer of Kiser Enterprise, Inc., Kiser Brothers, Inc., and a general partner in Kiser Complex. In addition to serving on the Board of Directors of Highlands Union Bank and Highlands Bankshares, Inc., Mr. Kiser has served as a board member of The Southern Home Furnishing Association for several years.

Mr. Kiser currently serves on the Personnel and Compensation Committee, Audit Committee and the Nominating Committee. In recommending Mr. Kiser for re-election to the Board of Directors the Nominating Committee considered his experience in the retail business as well as his management and entrepreneurial skills.

Jon C. Lundberg                                           Age 55      First Appointed to the Board in 2015
Mr. Lundberg is the president of The Corporate Image, a media and public relations firm headquartered in the Tri-Cities. He is also chief executive officer of Corporate Marketing, an award-winning marketing and advertising firm and a Captain in the U.S. Navy Reserve.  Mr. Lundberg is also the First District state representative for the State of Tennessee.

Mr. Lundberg currently serves on the Audit Committee. Based on his experience in running his own businesses and his organizational and community leadership skills, the Nominating Committee recommended his election to the Board of Directors.

Dr. James D. Moore, Jr.      Age 70    First elected to the Board in 1995
Dr. Moore is a founding member of the Board of Directors of Highlands Union Bank and has served as a director since 1983. He has been a member of the Board of Directors of Highlands Bankshares, Inc. since its inception in 1995.  He was born in Washington County, Virginia and has lived in the in the Abingdon area for his entire life.  He is a graduate of Florida Presbyterian College and a graduate of The Medical College of Virginia. Dr. Moore has been in medical practice in Abingdon since 1975. Dr. Moore has served on various community boards over the years.

Dr. Moore currently serves as Chairman of the Board of Directors and serves on the Loan Committee and Oversight / Compliance Committee and Nominating Committee of the Board of Directors. In recommending Dr. Moore for re-election to the Board of Directors the Nominating Committee considered his business experience in running his own medical practice and his understanding of the financial needs of the medical community within the Corporation’s market areas.

Charles P. Olinger             Age 66     First elected to the Board in 1995
Mr. Olinger was first elected to the Board of Directors of Highlands Union Bank in 1988 and Highlands Bankshares, Inc. since its inception in 1995.  He was born in Smyth County, Virginia and has lived in the Tri-Cities area for his entire life.  He is a graduate of Virginia Polytechnic Institute and State University with a Bachelor of Science degree in Business with a major in accounting. Mr. Olinger is a certified public accountant and currently is principal partner with Blackley, Olinger & Associates, PLLC in Bristol, Tennessee. Throughout his professional career Mr. Olinger has also been the Chief Executive Officer of a local life insurance company, the Chief Executive Officer of a local mutual burial association, the Comptroller of a local construction company and its affiliates and has been associated with other certified public accounting firms. Mr. Olinger is a member of the American Institute of Certified Public Accountants and the Tennessee Society of Public Accountants.

Mr. Olinger currently serves as the Chairman of the Audit Committee and Oversight / Compliance Committee and also serves on the Personnel and Compensation Committee, Oversight / Compliance Committee, the Loan Committee and the Nominating Committee. In recommending Mr. Olinger for re-election to the Board of Directors the Nominating Committee considered his strong financial and accounting experience, his work experience within the financial industry, his experience in running his own business and his strong ties to the Tri-Cities community.

Edward M. Rosinus                                           Age 31                      First Appointed to the Board in 2014
Edward “Ted” Michael Rosinus is a financial services professional with experience in private equity investing, investment banking and equity research with respect to financial institutions. Mr. Rosinus graduated from The George Washington University with a BA in International Economics and International Affairs. From 2007 to 2009 and again in 2010, Mr. Rosinus also held the position of Associate / Analyst at Keefe, Bruyette & Woods where he was a Research Associate and Investment Banking Analyst for community banks. During 2009, he was a Liaison / Regional Advisor at the Center for International Private Enterprise (CIPE / OECD). He reported directly to the Head of OECD’s Mideast North Africa (MENA) Investment Program and the U.S. Department of State’s Senior Adviser in the Office of Private Sector Development. From 2010 to 2013, Mr. Rosinus was a Senior Associate and Vice President on the financial services private equity team at PTAM (formerly Performance Trust Investment Advisors). From October 2013 to December 2015, Mr. Rosinus served as Vice President at Tricadia Capital Management (“Tricadia”). Since January 1, 2016, Mr. Rosinus has been employed by Stephens Inc., a privately held financial services firm within their Financial Institutions Group.

Mr. Rosinus was appointed to the Board of Directors of the Company and the Bank by an affiliate of Tricadia pursuant to the terms of the Securities Purchase Agreement between the Company and Tricadia and is being nominated to continue as director in accordance with the requirements of that Securities Purchase Agreement.

Based on Mr. Rosinus’s depth of knowledge in the financial services sector, particularly his expertise in community banks, the Nominating Committee recommended his appointment and election to the Board of Directors.

H. Ramsey White, Jr.         Age 70     First Elected to the Board in 1995
Dr. White was an organizing director of Highlands Union Bank and has served on the Board since 1983.  Dr. White is a graduate of Guilford College with a degree in economics and the Medical College of Virginia with a Doctor of Dental Surgery degree.  Dr. White has lived in Abingdon, Virginia for 32 years and has served on the boards of his church, country club, civic club, art center/museum and Chamber of Commerce. Dr. White has retired from the practice of dentistry and is now the Director of the College for Older Adults, part of the Southwest Virginia Higher Education Center.  The College has over 400 students over the age of 50 and offers more than 40 courses per term. Dr. White served as the organizing treasurer of Highlands Union Bank and serves on the Compensation Committee, Audit Committee, Oversight / Compliance Committee and Loan Committee.

Based on his experience in running his own business practice, his organizational and community leadership skills and his experience with the various committees of the Bank, the Nominating Committee recommended his re-election to the Board.

Timothy K. Schools          Age 45  First appointed to the Board in November 2015.
On November 11, 2015, the Board of Directors of Highlands Bankshares, Inc. (the “Company”) appointed Timothy K. Schools as President and Chief Executive Officer of the Company and its wholly-owned subsidiary, Highlands Union Bank (the “Bank”), subject to regulatory approval.  Mr. Schools also was appointed to the Boards of Directors of the Company and the Bank on November 11, 2015 subject to regulatory approval. Regulatory approval was received in November of 2015.

Mr. Schools served as Chief Strategy Officer at United Community Bank from January 2013 through September 2015 and as Regional President of North Carolina and Tennessee from November 2011 through 2012. Previously, he served as President of American Savings Bank, F.S.B. from 2008 to 2010 and as Chief Operating Officer from 2007 to 2008.  He was Chief Financial Officer of South Financial Group, Inc. from 2004 through 2007.

Based on Mr. Schools’ knowledge and prior experience with the banking industry, the Nominating Committee recommended his appointment and election to the Board of Directors.

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed above.  Proxies distributed in conjunction herewith may not be voted for persons other than the nominees listed above.  If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors.  All of the nominees listed above have consented to be nominated and to serve if elected and, at this time, the Board of Directors knows no reason why any of the nominees listed above may not be able to serve as a Director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

Executive Officers Who Are Not Directors

Bryan T. Booher (Age 45) was appointed Senior Vice President and Senior Loan Officer of the Corporation and the Bank in 2011. He was first appointed as a bank officer to the position of Vice President and Commercial Loan Officer in 2004. Prior to 2004, he was associated with a regional bank operating in Sullivan County, Tennessee. In 2016, he was appointed to the position of Business Banking Manager.

Edward T. Farmer (Age 49) was appointed Senior Operations Officer of the Corporation in 2004 and Vice President and Operations Officer of the Bank in 1996.  He was first appointed as a bank officer to the position of Assistant Vice President and Internal Auditor in 1993.

James R. Edmondson (Age 53) was appointed Chief Financial Officer of the Bank and Vice President of Accounting for the Corporation in 1998. In December of 2015, he was appointed Chief Financial Officer of the Corporation. He was first appointed as a bank officer in 1997.  Prior to 1997, he was associated with a regional savings bank for 11 years.

Robert M. Little, Jr. (Age 53) was appointed Chief Financial Officer of the Corporation and Vice President of Accounting for the Bank in 1998. In December of 2015, he was appointed Chief Risk Officer of the Corporation and the Bank. He was first appointed as a bank officer to the position of Controller in 1991 and Controller of the Corporation in 1995.  Prior to 1991, he was associated with a regional certified public accounting firm.

Francis G. “Frank” Reynolds (Age 69) was appointed as Vice President –Commercial Loan Officer in July 2006. He was named as Credit Administrator in July 2011, and to Chief Credit Officer in February 2016.  He has over 30 years of banking experience and has held various positions with First Virginia Bank and BB&T prior to joining the Bank.

Ray G. Skinner (Age 51) was appointed as Executive Vice President of Consumer Banking and Wealth Management in February 2016. He has over 30 years of Retail Banking experience. He served eighteen of those years at National Commercial Financial, holding several positions including Director of Customer Experience for its four hundred plus branches. He also served as Executive Vice President of Consumer Banking and Wealth Management at American Savings Bank in Hawaii.

Vicki H. Andrews (Age 58) joined Highlands Union Bank as Senior Vice President of Bank Operations in March 2016. She has over 30 years of bank operation experience. She served as Director of Bank Operations at StellarOne Bank in Christiansburg, Virginia. Vicki worked with Suntrust Bank for four years as Group Operations Manager supporting operations for 200 branches in North Carolina and South Carolina.  Prior, she served twenty years of her career in North Carolina at National Commercial Financial, holding several positions including Manager of Branch Operations supporting its four hundred plus branches across nine states in the Southeast.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth as of March 15, 2016 (unless otherwise noted), certain information with respect to the persons known by us to beneficially own more than five percent of outstanding shares of Common Stock. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent Of Class

James D. Moore, Jr. (1) P.O. Box 1192 Abingdon, VA 24212	720,997	8.89%
Keefe Ventures Fund II LP (2) 310 South Street, 3rd Floor Morristown, NJ 07960	407,033	5.02%

(1)
Amount includes ownership of 365,517 shares held by Dr. Moore in a self-directed IRA, 57,143 shares held in a deferred compensation plan and indirect ownership of 30,664 shares held solely in Dr. Moore’s spouse’s name.

(2)
In a Schedule 13G filed with the Securities and Exchange Commission on July 11, 2014, Keefe Ventures Fund II, L.P. (the “Fund”) reported that it has shared voting and dispositive power with respect to the 407,033 shares of Common Stock directly owned by it.  Each of Keefe Ventures II, LLC, the general partner of the Fund (the “General Partner”), John J. Lyons, the president and manager of the General Partner, and William Michael Kearns, Jr., the chairman and manager of the General Partner, also reported shared voting and dispositive power over these shares.  In the Schedule 13G, each of the General Partner, Mr. Lyons and Mr. Kearns disclaim beneficial ownership of the shares of Common Stock owned by the Fund for all other purposes except to the extent of their pecuniary interest therein.

Security Ownership of Management

The following table sets forth information as of March 15, 2016 regarding the beneficial ownership of shares of Common Stock by (i) all Directors and nominees, (ii) the executive officers named in the “Summary Compensation Table” below, and (iii) all Directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

	Common Stock
Name	Beneficially Owned	Percent of Class

Directors
E. Craig. Kendrick (1)	120,407	1.48%
Clydes B. Kiser (2)	49,434	*
Timothy K. Schools (3)	235,294	2.90%
James D. Moore, Jr. (4)	720,997	8.89%
Charles P. Olinger (5)	32,841	*
H. Ramsey White, Jr. (6) Edward M. Rosinus	40,328 1,429	*
Jon C. Lundberg (7)	11,200	*

Named Executive Officers
Samuel L. Neese (8)	54,865	*
Robert M. Little, Jr.	10,788	*
James R. Edmondson	7,673	*
William E. Chaffin (9)	33,765	*
Executive officers and Directors as a
group (15 persons)	1,329,121	16.38%

*Indicated holdings amount to less than 1% of the issued and outstanding shares of Common Stock.

(1)	Amount includes indirect ownership of 26,378 shares held in Mr. Kendrick’s children’s names.

(2)	Amount includes indirect ownership of 43,576 shares held solely in Mr. Kiser’s spouse’s trust.

(3)	Amount includes 36,225 shares held solely in Mr. Schools’ spouse’s name.

(4)
Amount includes ownership of 365,517 shares held by Dr. Moore in a self-directed IRA, 57,143 shares held in a deferred compensation plan and indirect ownership of 30,664 shares held solely in Dr. Moore’s spouse’s name.

(5)	Amount includes indirect ownership of 17,034 shares held solely in Mr. Olinger’s spouse’s name..

(6)	Amount includes indirect ownership of 11,080 shares held by Dr. White’s spouse in a self-directed IRA.

(7)	Amount includes 3,700 shares held in an IRA by Mr. Lundberg.

(8)	Amount includes 1,000 shares held solely in Mr. Neese’s spouse’s name.

(9)	Amount includes indirect ownership of 3,600 shares held solely in Mr. Chaffin’s spouse’s name.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s Directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock.  Directors and executive officers are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Corporation or written representation that no other reports were required, the Corporation believes that, during fiscal year 2015, all filing requirements applicable to its officers and Directors were timely complied with.

CORPORATE GOVERNANCE AND
THE BOARD OF DIRECTORS

The Board of Directors and its Committees

Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Shareholders.  The Board of Directors held 12 meetings in the year ended December 31, 2015. No Director attended fewer than 75 percent of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

The Board of Directors has determined that seven of the eight members of the board of directors are independent as defined by the listing standards of the Nasdaq Stock Market: E. Craig Kendrick, Clydes B. Kiser, James D. Moore, Jr., Jon Lundberg, Edward M. Rosinus, Charles P. Olinger and H. Ramsey White, Jr. In reaching this conclusion, the Board considered that the Corporation and its subsidiary bank conduct business with companies of which certain members of the Board or members of their immediate families are affiliated.  Other than those transactions discussed below under “Transactions with Related Parties” the Board did not consider any transactions between the Corporation and its directors to determine whether such director was independent under the above standards.

The Board of Directors has an Audit Committee, a Loan Committee, a Nominating Committee, a Oversight / Compliance Committee and a Personnel and Compensation Committee.

Leadership Structure of Board

The Board believes that the Corporation and its shareholders are best served by having an independent Board Chairman whose duties are separate from those of the Chief Executive Officer. In accordance with our bylaws our Board of Directors elects our Chief Executive Officer and our Board Chairman. The Chairman is selected from the independent directors. The Board believes that the principal role of the Chief Executive Officer is to manage the business of the Corporation in a safe, sound, and profitable manner. The role of the Board, including its Chairman, is to provide independent oversight of the Chief Executive Officer, to oversee the business and affairs of the organization for the benefit of its shareholders, and to balance the interests of the Corporation’s constituencies including shareholders, customers, employees, and communities.

Audit Committee

The Audit Committee consists of Messrs. Kendrick, Lundberg, Kiser, Olinger and White.  The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and, together with Management, for the establishment, and the assurance of the adherence to, a system of internal controls.  It reviews and accepts the reports of the Corporation’s internal audit department, its independent auditors and federal and state examiners.  The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers. The Audit Committee of the Board of Directors met nine times during the year ended December 31, 2015.  Additional information with respect to the Audit Committee is discussed below under “Audit Information.”

The Board of Directors has determined that Mr. Olinger, a member of the Audit Committee, is qualified as an audit committee financial expert as that term is defined in the rules of the SEC.  The Board of Directors has determined that each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards of the Nasdaq Stock Market and the rules of the SEC. The Board of Directors has adopted a written charter for the Audit Committee which was attached to the 2014 Proxy Statement as Appendix A.

Nominating Committee

The Nominating Committee consists of Messrs. Kiser, Moore, and Olinger. The Nominating Committee is responsible for making recommendations to the Board of Directors as to its size and composition, and evaluating and recommending to the Board of Directors candidates for election as directors at the Corporation’s annual meetings. The Board of Directors has adopted a written charter for the Nominating Committee. The Nominating Committee Charter is attached as Appendix A. The Board of Directors has determined that each member of the Nominating Committee is independent as defined in the listing standards of the Nasdaq Stock Market.  The Nominating Committee of the Board of Directors met one time during the year ended December 31, 2015. The Nominating Committee also met on February 16, 2016 and nominated, for the election at the Annual Meeting, a slate of eight directors which is composed of the existing eight directors of the Corporation.

The Nominating Committee has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Nominating Committee will consider the factors it believes to be appropriate, which would generally include the candidate’s personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the long-term interests of the Corporation’s shareholders. Although the Nominating Committee has the authority to retain a search firm to assist it in identifying director candidates, there has been no need to date to employ a search firm. The Nominating Committee does not evaluate potential nominees for director differently based on whether they are recommended to the Nominating Committee by a shareholder. The Nominating Committee will consider recommendations from shareholders both informally and formally as described below.

The following describes how the Committee evaluates and selects prospective candidates for membership on the Board of Directors:

•
In evaluating a candidate for recommendation as a director nominee, the Committee considers such matters as it deems appropriate, including the candidate’s personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the full Board of Directors in collectively serving the long-term interest of the Corporation’s shareholders. Candidates may be interviewed by the Committee where it deems it appropriate.

•
The Committee considers director candidates recommended by the holders of the Corporation’s common stock. Recommendations by security holders should be submitted to the Committee in accordance with the Bylaws of the Corporation.

•
The Committee shall have discretion and authority to retain any search firm to assist in identifying director candidates, retain outside counsel or any other internal or external advisors, and approve all related fees and retention terms.

Shareholders who themselves wish to formally nominate a person for election to the Board of Directors, as opposed to recommending a potential nominee to the Nominating Committee for its consideration, are required to comply with the advance notice and other requirements set forth in the Corporation’s Bylaws.  See “Proposals for 2017 Annual Meeting of Shareholders.”

The Nominating Committee seeks to create a Board that is, as a whole, strong in its collective knowledge and diversity of skills and experience and background with respect to accounting and finance, management and leadership, business judgment, industry knowledge and corporate governance.  When the Nominating Committee reviews a potential new candidate, it looks specifically at the candidate’s qualifications in light of the needs of the Board and the Corporation at that time, given the then-current mix of director attributes.

Personnel and Compensation Committee

The Personnel and Compensation Committee consists of Messrs. Kiser, Olinger and White.  The Personnel and Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation for the Corporation’s executive officers. It is the responsibility of the Personnel and Compensation Committee to establish a framework for a competitive compensation package for the CEO that adequately rewards performance and provides incentives for retention. In carrying out its responsibilities, the Personnel and Compensation Committee considers the following: (1) the performance and effectiveness of the executive officers; (2) the need to retain competent and effective management personnel; (3) competitive terms and levels of compensation relative to other companies of comparable size and operation within the commercial banking industry; (4) comparative performance of the CEO as benchmarked against peer groups of comparable commercial banks; and (5) the achievement of overall corporate goals.

The Committee establishes current compensation based primarily on review of competitive salary practices by similarly sized banking organizations, locally and nationally, giving appropriate weight to regional differences in cost of living and contrasting relative performance of the Corporation and the designated peer group. The Personnel and Compensation Committee considers and approves the other named executive officers compensation as recommended to them by the CEO.

Executive officers’ compensation generally consists of salary, participation in the Corporation’s 401(k) Plan, economic benefit attributable to the Bank’s Death Benefit Only Plan, and fees received for serving on the Bank’s board of directors as reflected in the “Summary Compensation Table.”  Bonuses and stock options granted under the Corporation’s non-qualified stock option plan and equity compensation plan are at the discretion of the Personnel and Compensation Committee and the Board of Directors and are indirectly related to the Corporation’s annual performance.

The Board of Directors has determined that each member of the Personnel and Compensation Committee is independent, as independence for compensation committee members is defined in the listing standards of the Nasdaq Stock Market.  The Personnel and Compensation Committee does not have a formal charter. The Personnel and Compensation Committee did not meet during the year ended December 31, 2015.  Additional information with respect to the Compensation Committee is discussed below in “Executive Compensation.”

Board Oversight of Risk

The Corporation’s Board of Directors recognizes that, although day-to-day risk management is primarily the responsibility of the Corporation’s management team, the Board plays a critical role in the oversight of risk.  The Board believes that an important part of its responsibilities is to assess the major risks the Corporation faces and review the Corporation’s options for monitoring and controlling these risks.  The Board assumes responsibility for the Corporation’s overall risk assessment.  The Audit Committee has specific responsibility for oversight of risks associated with financial accounting and audits, as well as internal control over financial reporting.  This includes the Corporation’s risk assessment and management policies, the Corporation’s major financial risk exposure and the steps taken by management to monitor and mitigate such exposure.  The Personnel and Compensation Committee oversees the risks relating to the Corporation’s compensation policies and practices, as well as management development and leadership succession, in the Corporation’s various business units.  The Oversight / Compliance Committee oversees compliance with the Written Agreement as well as compliance with addressing regulatory audit findings. The Board as a whole examines specific business risks including but not limited to credit risk, interest rate risk and operations risk, in its regular reviews on a Corporation-wide basis as part of its regular strategic reviews. The Board and its Committees receive relative risk related information in the form of analysis and reports from management, internal audit and the Corporation’s external auditors on a regular basis.

Annual Meeting Attendance

The Corporation encourages members of the Board of Directors to attend the Annual Meeting of shareholders. Seven of the eight of last year’s existing Directors attended the 2015 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Highlands Bankshares, Inc., 340 West Main Street, P.O. Box 1128, Abingdon, Virginia 24212-1128. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Corporation.  The Corporation promptly forwards, without screening, all such correspondence to the indicated directors.

Code of Ethics

The Board of Directors has approved a Code of Ethics for the Corporation’s senior officers who have financial responsibilities. The Code of Ethics is designed to promote honest and ethical conduct, proper disclosure of financial information in the Corporation’s periodic reports, and compliance with applicable laws, rules and regulations by the Corporation’s senior officers who have financial responsibilities. The Code of Ethics is available on the Corporation’s web page at www.hubank.com. The Corporation’s subsidiary bank has a Code of Ethics and Standards of Conduct for all officers and employees.

EXECUTIVE COMPENSATION

In the tables and discussion below, we summarize the compensation earned during 2015 and 2014 by (1) our former chief executive officer, (2) our technologist, (3) our chief financial officer,(4) our chief risk officer, and (5) our current chief executive officer, collectively referred to as the named executive officers. During the years presented, we did not pay any of the named executive officers in the form of stock awards, option awards or non-equity incentive plan compensation. Also, we do not maintain a pension plan.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total Compensation ($)

Samuel L. Neese Former Executive Vice President and Chief Executive Officer	2015 2014	$ 193,996 $ 197,179	$ 0 $ 0	$ 35,3421 $ 36,100	$ 229,338 $ 233,279

William E. Chaffin Senior Technologist	2015 2014	$ 133,200 $ 133,200	$ 0 $ 0	$ 5,5442 $ 7,562	$ 138,744 $ 140,762

James R. Edmondson Chief Financial Officer	2015	$ 115,969	$ 0	$ 13,8523	$ 129,821

Robert M. Little, Jr. Chief Risk Officer	2015	$ 116,181	$ 0	$ 13,3324	$ 129,513

Timothy K. Schools President and Chief Executive Officer	2015 -	$ 39,663	$ 0	$ 5955	$ 40,258

1 Includes board compensation fees paid at the Bank level of $16,125 and $16,750 for 2015 and 2014, respectively; a matching contribution by the Corporation into the 401(k) Savings Plan of  $9,238 and $9,859 for 2015 and 2014, respectively; country club dues paid by the Corporation of  $2,580 and $2,285 for 2015 and 2014, respectively; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $5,853 for 2015 and 2014, respectively; and, bank owned life insurance economic benefit of $1,547 and $1,353 for 2015 and 2014, respectively. Mr. Neese retired from the position of CEO in November 2015 due to medical reasons. In February of 2016, the Company and Mr. Neese entered into a consulting arrangement that runs through the end of 2016. Mr. Neese will receive $6,667 per month for his consulting services.

2 Includes a matching contribution by the Corporation into the 401(k) Savings Plan of $1,998 for 2015 and 2014, respectively; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $2,772 and $4,887 for 2015 and 2014, respectively; and, bank owned life insurance economic benefit of $774 and $677 for 2015 and 2014, respectively. Mr. Chaffin is transitioning to an independent contractor arrangement with the Company on or around April 1, 2016 through December 31, 2016. He will be paid a monthly consulting fee for his services equal to his monthly salary in effect at December 31, 2015.

3 Includes board compensation fees paid at the Bank level of $7,000 for 2015;  a matching contribution by the Corporation into the 401(k) Savings Plan of $5,448 for 2015; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $1,195 for 2015; and, bank owned life insurance economic benefit of $208 for 2015.

4 Includes board compensation fees paid at the Bank level of $7,000 for 2015;  a matching contribution by the Corporation into the 401(k) Savings Plan of $5,459 for 2015; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $665 for 2015; and, bank owned life insurance economic benefit of $208 for 2015.

5 Includes a matching contribution by the Corporation into the 401(k) Savings Plan of $595 for 2015. Mr. Schools was hired by the Company on November 11, 2015 as President and CEO.

There are no forms of equity compensation outstanding at the end of 2015.

Employment Agreements and Benefit Plans

Employment Agreements.   The Corporation has an employment agreement with the Company’s President and Chief Executive Officer, Timothy K. Schools. The agreement has an initial term of three years with options to extend each year. The agreement provides for an initial base salary of $300,000 and Mr. Schools is eligible for increases and bonuses as determined by the Board of Directors. Also pursuant to the Agreement, Mr. Schools will also be awarded 100,000 shares of non-statutory stock options with an exercise price of $4.25 per share.  The Agreement may be terminated at any time by the Company or upon 60 days prior notice by Mr. Schools. The Company expects to enter into a severance and change of control agreement with Mr. Schools that will provide for certain payments to Mr. Schools in the event his employment is terminated without cause or that he resigns for good reason and upon the occurrence of those events following a change of control. The entire agreement was filed with the SEC on Form 8-K on December 14, 2015.

Survivor Benefit Agreements. The Corporation has placed life insurance contracts on certain named executive officers, qualifying directors and certain other officers through Bank Owned Life Insurance. The Corporation entered into separate survivor benefit agreements with those covered individuals. Under the survivor benefit agreements if the covered individual were to die, under qualifying conditions, while employed by the Corporation, the covered individuals’ beneficiary(ies) would receive a lump sum payment from the proceeds of the bank owned life insurance proceeds. These agreements provide for survivor benefit payments of $150,000 to Mr. Edmondson’s beneficiaries and $150,000 to Mr. Little’s beneficiaries. The previous survivor benefits for Mr. Neese and Mr. Chaffin are no longer payable by the Corporation as they are now acting as consultants or independent contractors and are no longer considered employed by the Corporation or the Bank.

Employee Benefit Plans.   The Corporation provides a benefit program, which includes health and dental insurance, life and long term and short-term disability insurance, and a 401(k) plan for substantially all full time employees.

401(k) profit sharing plan.   The Bank has a 401(k) savings plan available to substantially all employees meeting minimum eligibility requirements.  The Bank makes a discretionary 1.5% profit sharing contribution to all employees exclusive of employee contributions and employer matching.    Employees may elect to make voluntary contributions to the plan up to 15% of their base pay.  In addition to the 1.5% profit sharing contribution, the Bank matches 100% of the employee’s initial 1% contribution and 50% of the next 5%; therefore, the maximum employer matching contribution per employee could be 3.5% of base pay. The Corporation made $303,000 in contributions to the 401(k) Plan in 2015.

Deferred Compensation Plan.   On January 8, 1997, the Board of Directors of the Bank approved the Highlands Union Bank Rabbi Trust Deferred Compensation Plan (the “Rabbi Trust Plan”). The Rabbi Trust Plan was effective January 1, 1997 for directors of the Bank. The purpose of the Rabbi Trust Plan is to allow participants an opportunity to elect to defer the receipt of compensation. Compensation eligible for deferral includes director’s annual retainer and monthly board fees.

Equity Compensation Plan.   In 2006, the Board of Directors adopted an Equity Compensation Plan  The 2006 Plan provides for the granting of nonqualified stock options, stock appreciation rights, stock awards and stock units. Under the plan, the Corporation may grant options to its directors, officers and employees for up to 200,000 shares of common stock. The Corporation did not grant any equity awards during the years ended December 31, 2015 or 2014.

Under the 2006 Plan, the exercise price of each option equals the market price of the Corporation’s stock on the date of grant and an option’s maximum term is ten years.  Option exercise prices are determined by the Board of Directors based on recent open market sales, but shall not be less than the greater of the par value of such stock or 100% of the book value of such stock as shown by the Corporation’s last published statement prior to granting of the option.

Directors’ Compensation

During 2015, the directors of the Bank received monthly board fees totaling $7,500 as well as $9,250 for an annual retainer. The directors did not receive any compensation for the Corporation’s Board of Directors or its committee meetings. Directors may elect to defer receipt of director fees and bonus under the Highlands Union Bank Rabbi Trust Deferred Compensation Plan, discussed above. All directors below are directors of the Bank as well. Mr. Schools does not receive board fees and Mr. Neese’s board fees are disclosed in the Summary Compensation Table on page 14.

Name	Fees Earned or Paid in Cash	Total

E. Craig Kendrick	$16,750	$16,750
Clydes B. Kiser	$16,750	$16,750
Jon C. Lundberg	$16,750	$16,750
Timothy K.Schools	$ 0	$ 0
James D. Moore, Jr.	$16,750	$16,750
Charles P. Olinger	$16,750	$16,750
Edward M. Rosinus1	$ 0	$ 0
H. Ramsey White, Jr.	$16,750	$16,750

The fees paid for director board meetings are based on comparable amounts paid by other financial institutions in the Corporation’s geographic market area.

Historically, members of the Board of Directors of the Corporation also receive options to acquire shares of common stock. The Corporation’s 1996 Nonqualified Stock Option Plan expired in 2005 and a new Equity Compensation Plan was approved in October 2006. No director received options to acquire shares of common stock under the new plan during 2015.

The Bank provides a Death Benefit Only Plan (the “Plan”) to the following Directors: Messrs. Kendrick, Kiser, Moore, Olinger and White.  The Plan provides a death benefit of $100,000. The death benefit is subject to income tax when received, and is tax-deductible to the Bank.  The Bank has purchased life insurance policies that are intended to provide the funds to pay this benefit.

1 Mr. Rosinus does not receive cash compensation but the Corporation does cover his out-of-pocket travel expenses for attending Board meetings.

TRANSACTIONS WITH RELATED PARTIES

Some of the Directors and officers of the Corporation and some of the corporations and firms with which these individuals are associated are also customers of the Corporation and its subsidiaries in the ordinary course of business, or are indebted to the Corporation with respect to loans, and it is anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Corporation on a similar basis in the future.   All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Corporation transactions with unaffiliated persons.  No such loan as of December 31, 2015 was non-accruing, past due or restructured.

Management is not aware of any arrangements that may at a subsequent date result in a change in control of the Corporation.

Management of the Corporation is not aware of any material proceedings to which any Director, officer or affiliate of the Corporation, any owner of record or beneficial owner of more than five percent of the common stock, or any associate of any such Director, officer, affiliate or shareholder, is a party adverse to the Corporation or has a material interest adverse to the Corporation.

In the normal course of business, the Corporation conducts arm’s length business transactions with some of its related parties. The Corporation is required to disclose those transactions that exceed $120,000.

Jon C. Lundberg, a director, is the president and owner of The Corporate Image, a media and public relations firm, and chief executive officer of Corporate Marketing, the advertising and marketing division of The Corporate Image.  The Corporate Image and Corporate Marketing provide advertising and marketing services to the Company and assist with its general marketing.  During 2015, the Company paid an aggregate of approximately $145,000 to The Corporate Image and Corporate Marketing in connection with the services provided by those companies.

Other than as set forth above, there were no other transactions with related parties during 2015 that exceeded the $120,000 threshold.

The Corporation has not adopted a formal policy that covers the review and approval of related person transactions by the Board of Directors.  The Board, however, does review all such transactions that are proposed to it for approval.  During such a review, the Board will consider, among other things, the related person’s relationship to the Corporation, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information.  The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers.

All expenditures to related parties are pre-approved by senior officers and are ratified monthly by the Board of Directors.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Brown, Edwards & Company, L.L.P. (“Brown Edwards”) to perform the audit of the Corporation’s financial statements for the year ending December 31, 2016. Brown Edwards has acted as the Corporation’s and Bank’s auditors for the past 29 years and has reported on financial statements during those periods.  Representatives from Brown Edwards will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

The Corporation is not required to obtain shareholder ratification or other approval of the retention of Brown Edwards as the Corporation’s independent public accountant. As a matter of good corporate governance, the Board of Directors is requesting that the shareholders ratify the appointment of Brown Edwards as our independent public accountant for the year ending December 31, 2016.

A majority of votes cast by the holders of shares of Common Stock is required for the ratification of the appointment of the independent auditors. If the appointment of Brown Edwards as our independent auditors is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year should it determine such a change would be in the best interest of the Corporation and our shareholders. If the shareholders, however, do not ratify the appointment, the Audit Committee will reconsider whether to retain Brown Edwards but may proceed with the retention of Brown Edwards if it deems it to be in the best interest of the Corporation and our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF BROWN EDWARDS AS THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2016.

AUDIT INFORMATION

Services and Fees

As the Corporation’s independent registered accounting firm for 2015, Brown Edwards provided various audit and non-audit services for which the Corporation was billed for fees as further described below. None of the hours expended on Brown Edwards’ audit of the Corporation’s financial statements were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  The Audit Committee has considered whether Brown Edwards’ provision of non-audit services is compatible with maintaining its independence.

Audit Fees

The aggregate fees billed by Brown Edwards for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal years ended December 31, 2015 and 2014, and for the review of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $105,800 for 2015 and $84,300 for 2014.

Audit Related Fees

The aggregate fees billed by Brown Edwards for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2015 and 2014 were $12,000 and $11,100, respectively.  During 2015 and 2014, these services included an audit of the Corporation’s 401(k) retirement plan.

Tax Fees

The aggregate fees billed by Brown Edwards for professional services for tax preparation and compliance, tax advice and tax planning for the fiscal years ended December 31, 2015 and 2014 were $11,900 and $14,715, respectively. During 2014 these services included special work for Section 382 and Net Operating Loss analysis.

All Other Fees

The aggregate fees billed by Brown Edwards for unplanned client assistance totaled $9,020 and $30,406 for the fiscal years ended 2015 and 2014, respectively. During 2014 these services included assistance with the Private Placement capital raise and the Rights Offering.

Pre-Approved Policies and Procedures

All services not related to the annual audit and quarterly review of the Corporation’s financial statements, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Brown Edwards was compatible with the maintenance of that firms’ independence in the conduct of their auditing functions.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation’s accounting functions and internal controls.  The Audit Committee is composed of independent directors, and acts under a written charter adopted and approved by the Board of Directors.  Each of the members of the Audit Committee is independent as defined by the Corporation’s policy and by the Nasdaq Stock Market’s listing standards.

The responsibilities of the Audit Committee include selecting and retaining an accounting firm to be engaged as the Corporation’s independent accountants.  Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Corporation’s management, the Corporation’s internal audit personnel and the independent accountant regarding, the following:

•	The plan for, and independent accountants’ report on, each audit of the Corporation’s financial statements.
•
The Corporation’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System and the Virginia Bureau of Financial Institutions or sent to shareholders.

•	Changes in the Corporation’s accounting practices, principles, controls or methodologies, or in the Corporation’s financial statements.
•	Significant developments in accounting rules.
•	The adequacy of the Corporation’s internal accounting controls, and accounting, financial and auditing personnel.
•	Identifying and resolving conflicts of interest.

The Audit Committee is responsible for recommending to the Board that the Corporation’s financial statements be included in the Corporation’s annual report.  The Committee took a number of steps in making this recommendation for 2015.  First, the Audit Committee discussed with Brown, Edwards & Company, L.L.P., the Corporation’s independent accountant for 2015, those matters that the accountant communicated to and discussed with the Audit Committee under applicable auditing standards, including the matters to be discussed by AU Section 380, Communication with Audit Committees, and information regarding the scope and results of the audit.  These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.  Second, the Audit Committee discussed Brown, Edwards & Company, L.L.P.’s independence with them and reviewed the written disclosures and the letter from them concerning independence as required by Rule 3526 of the Public Company Accounting Oversight Board.  This discussion and disclosure informed the Audit Committee of Brown, Edwards & Company, L.L.P.’s independence, and assisted the Audit Committee in evaluating such independence.  Finally, the Audit Committee reviewed and discussed with the Corporation’s management and Brown, Edwards & Company, L.L.P. the Corporation’s audited consolidated balance sheets at December 31, 2015 and 2014 and consolidated statements of income, comprehensive income, cash flows, and stockholders’ equity for the two years ended December 31, 2015.  Based on the discussions with Brown, Edwards & Company, L.L.P., and management concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation’s 2015 Annual Report on Form 10-K.

Audit Committee

E. Craig Kendrick
Clydes B. Kiser
Charles P. Olinger
H. Ramsey White, Jr.
Jon C. Lundberg

PROPOSAL THREE
SAY ON PAY --- ADVISORY APPROVAL OF THE CORPORATION’S EXECUTIVE COMPENSATION

The following proposal is an advisory, non-binding vote on the compensation of the Corporation’s named executive officers as required by Section 14A of the Exchange Act which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and by rules of the SEC. Shareholders are being asked to approve the compensation of the Corporation’s named executive officers as disclosed in the Executive Compensation, tabular disclosures, and other narrative executive compensation disclosures in the proxy statement. The vote is not binding on the Corporation.

“RESOLVED, that the Corporation’s shareholders approve, on an advisory basis, the compensation paid to the Corporation’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the discussion in the “Executive Compensation” section of this Proxy Statement and the related compensation tables and narrative discussion.”

The Corporation’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for the Corporation’s success in a highly regulated industry and in competitive markets. The Corporation seeks to accomplish this goal in a way that rewards performance and is aligned with its shareholders’ long-term interests. The Corporation believes that its executive compensation program satisfies this goal and is strongly aligned with the long-term interests of its shareholders. Please refer to the Executive Compensation discussion beginning on page 15 of this Proxy Statement for a discussion of the Corporation’s executive compensation program. As an advisory vote, this proposal is not binding on the Corporation; however, the Personnel and Compensation Committee, which is responsible for designing and administering the Corporation’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE CORPORATION’S EXECUTIVE COMPENSATION.

PROPOSALS FOR 2017 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2017 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Corporation’s principal executive offices at 340 West Main Street, P.O. Box 1128, Abingdon, Virginia 24212-1128, no later than December 2, 2016, in order for the proposal to be considered for inclusion in the Corporation’s Proxy Statement for that meeting.  The Corporation presently anticipates holding the 2017 annual meeting of shareholders on May 16, 2017.

The Corporation’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at the 2017 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2017 annual meeting.  The notice must describe various matters regarding the nominee and the shareholder giving the notice.  For a shareholder to bring other business before the 2017 annual meeting of shareholders, notice must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2017 annual meeting.  The notice must include a description of the proposed business, the reasons therefore, and other specified matters.  Any shareholder may obtain a copy of the Corporation’s Bylaws, without charge, upon written request to the Secretary of the Corporation.  Based upon an anticipated date of May 16, 2017 for the 2017 annual meeting of shareholders, the Corporation must receive any notice of nomination or other business no later than March 17, 2017 and no earlier than February 15, 2017.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of the Corporation’s Annual Report to Shareholders for the year ended December 31, 2015 accompanies this Proxy Statement.  Additional copies may be obtained without charge by written request to the Secretary of the Corporation at the address indicated below.  Such Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF SHARES OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE CORPORATION WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT.  ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ROBERT M. LITTLE, JR., SECRETARY, HIGHLANDS BANKSHARES, INC., 340 WEST MAIN STREET, P.O. BOX 1128, ABINGDON, VIRGINIA  24212-1128.  THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

OTHER MATTERS

The Board of Directors of the Corporation is not aware of any other matters that may come before the Annual Meeting.  However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

APPENDIX A

CHARTER FOR THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS OF
HIGHLANDS BANKSHARES, INC.

The Nominating Committee (the “Committee”) is appointed by the Board of Directors to assist the Board of Directors in identifying qualified individuals to become directors, recommend to the Board of Directors qualified director nominees for election at the shareholders’ annual meeting, and recommend to the Board membership on its committees.

Committee Membership

The Committee members shall be appointed and may be replaced from time to time by the Board of Directors of the Corporation. The Committee shall consist of no fewer than three directors. Each member of the Committee shall be an “independent director” as defined in the applicable rules of the NASDAQ Stock Market. The Board of Directors may appoint a Chairperson of the Committee. If the Board of Directors does not appoint a Chairperson, the Committee may elect its own Chairperson.

Meetings

The Committee shall meet as often as necessary to carry out its appointed responsibilities. Any member of the Committee may call a meeting of the Committee. The Chairperson of the Committee, or another of its members, shall report to the Board of Directors on Committee meetings that are held. Minutes of the meetings shall be recorded by an appointed member of the Committee or by the Secretary of the Corporation.

Committee Goals and Responsibilities

1.	The Committee shall recommend to the Board of Directors director nominees for election at the shareholders’ annual meeting.
2.	Prior to nominating an existing director for re-election to the Board of Directors, the Committee shall consider and review the existing directors’:
•	Board of Director and Committee meeting attendance and performance;
•	Length of Board of Directors’ service;
•	Experience, skills and contributions that the existing director brings to the Board of Directors
3.
In the event that a director vacancy arises, the Committee shall (a) seek and identify a qualified director nominee to be recommended to the Board of Directors for either (i) appointment by the Board of Directors to serve the remainder of the term of the director position that is vacant, or (ii) election at the shareholders’ annual meeting; or (b) recommend that the size of the Board of Directors be decreased to eliminate the vacancy.

4.
In evaluating a candidate for recommendation as a director nominee, the Committee shall consider such matters as it deems appropriate, including the candidates personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the full Board of Directors in collectively serving the long-term interest of the Corporation’s shareholders. Candidates may be interviewed by the Committee where it deems it appropriate.

5.
The Committee shall consider director candidates recommended by the holders of the Corporation’s common stock. Recommendations by security holders should be submitted to the Committee in accordance with the By-Laws of the Corporation.

6.
The Committee shall have discretion and authority to retain any search firm to assist in identifying director candidates, retain outside counsel or any other internal or external advisors, and approve all related fees and retention terms.

7.
The Committee may review the Board of Director’s committee structure and may recommend to the Board of Directors for its approval the size of committees, and the directors to be appointed as members on each Board of Directors committee. When evaluating a director for service on a Board of Directors committee, the Committee may consider such matters as it deems appropriate, including the director’s independence, experience, skills and other Board responsibilities, attendance, performance and contribution on other Board of Directors committees and the potential to be an effective member of the committee with its other members.

[FORM OF PROXY]

HIGHLANDS BANKSHARES, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees for election of directors listed in Item 1 and FOR Items 2 and 3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - E. Craig Kendrick	☐	☐	02 - Clydes B. Kiser	☐	☐	03 - Jan Lundberg	☐	☐
04 - James D. Moore, Jr.	☐	☐	05 - Charles P. Olinger	☐	☐	06 - Edward M. Rosinus	☐	☐
07 - Timothy K. Schools	☐	☐	08 - H. Ramsey White, Jr.	☐	☐			

	For	Against	Abstain		For	Against	Abstain
2. To ratify the appointment of Brown, Edwards & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐	3. Advisory (non-binding) vote to approve named executive officer compensation ("Say-On-Pay").	☐	☐	☐

4. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 7 3 2 6 3 2

02BG3B

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

HBI

HIGHLANDS BANKSHARES, INC.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_______

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Vote by Internet

Vote by telephone

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees for election of directors listed in Item 1 and FOR Items 2 and 3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - E. Craig Kendrick	☐	☐	02 - Clydes B. Kiser	☐	☐	03 - Jan Lundberg	☐	☐
04 - James D. Moore, Jr.	☐	☐	05 - Charles P. Olinger	☐	☐	06 - Edward M. Rosinus	☐	☐
07 - Timothy K. Schools	☐	☐	08 - H. Ramsey White, Jr.	☐	☐			

	For	Against	Abstain
2. To ratify the appointment of Brown, Edwards & Company, LLP, as our independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐
3. Advisory (non-binding) vote to approve named executive officer compensation ("Say-On-Pay").	☐	☐	☐

4. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1UPX 2732631

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02BG7B